EXHIBIT 32.2


                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the accompanying Quarterly Report on Form 10-QSB for the quarterly period ended August 31, 2003 (the "Report") of Pro-Active Solutions, Inc., I, Carol Suzanne Collins, Chief Financial Officer, Secretary and Treasurer of Pro-Active Solutions, Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: December 8, 2003                   /s/ CAROL SUZANNE COLLINS
                                          ______________________________________
                                              Carol Suzanne Collins
                                              Chief Financial Officer,
                                              Secretary and Treasurer


A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906, OR OTHER DOCUMENT AUTHENTICATING, ACKNOWLEDGING, OR OTHERWISE ADOPTING THE SIGNATURE THAT APPEARS IN TYPED FORM WITHIN THE ELECTRONIC VERSION OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906, HAS BEEN PROVIDED TO PRO-ACTIVE SOLUTIONS, INC., AND WILL BE RETAINED BY PRO-ACTIVE SOLUTIONS, INC., AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.